UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 31, 2024

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On December 31, 2024, Nuvve Holding Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited institutional investor (the “Investor”), pursuant to which the Company agreed to issue to the Investor (i) a $250,000 principal amount (the “Principal Amount”) senior convertible promissory note, carrying a 10% original issue discount (the “Note”), convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) an accompanying warrant (the “Warrant”) to purchase shares of Common Stock (the “Private Placement”). On December 31, 2024, the Company closed the Private Placement and issued the Note and the Warrant (the “Closing”).

The Warrant is exercisable for up to an aggregate of 100% of the shares (the “Warrant Shares”) of Common Stock that the Note is convertible into as of the Closing, at an exercise price of $3.257 per share (the “Exercise Price”), which was the most recent closing price of the Common Stock as of the Closing, as reported by the Nasdaq Stock Market LLC (“Nasdaq”).

The Note matures 12 months from the date of issuance (the “Term”). The Company may elect to extend the Term by up to an additional six months by delivering notice to the holder of the Note (the “Extension Notice”), so long as (i) at least 33% of the Principal Amount has been repaid or converted into shares of Common Stock and at least four months of interest payments have been paid under the Note, and (ii) no event of default has occurred and is continuing nor has any event constituting a material adverse effect occurred. Within five trading days of its receipt of the Extension Notice, the holder of the Note may elect to convert any or all of the then-remaining Principal Amount and accrued and unpaid interest into shares of Common Stock at a conversion price per share equal to 80% of the average of the five lowest trading prices in the ten trading day period prior to the date of the Extension Notice. If the holder does not elect to exercise its conversion rights in connection with an Extension Notice, the Company shall pre-pay to the holder of the Note six months of monthly interest based on the then-outstanding Principal Amount under the Note.

The Note is convertible, at the option of the Investor, at any time, in whole or in part, into such number of shares of Common Stock (the “Conversion Shares”) equal to the Principal Amount of the Note outstanding plus all accrued and unpaid interest at a conversion price equal to $2.931 per share (the “Conversion Price”), which represents a 10% discount to the closing price of the Common Stock immediately prior to the Closing as reported by Nasdaq. The Conversion Price is subject to full ratchet antidilution protection and certain exceptions upon any subsequent transaction at a price lower than the Conversion Price then in effect and standard adjustments in the event of stock dividends, stock splits, combinations or similar events.

The Note accrues interest at the rate of 8.0% per annum, which shall automatically be increased to 18.0% per annum in the event of an event of default. The principal and accrued interest on the Note is payable in equal monthly installments (each, an “Amortization Payment”) commencing on February 1, 2025. Each Amortization Payment is payable in cash, provided, however, the Company may at its option pay all or a portion of the Amortization Payment with shares of Common Stock (the “Installment Stock”). The portion of any Amortization Payment paid with Installment Stock shall be based on a price per share equal to the lesser of (i) the Conversion Price and (ii) 90% of the average of the five lowest daily trading prices in the ten trading days immediately prior to the issuance of such Installment Stock.

In the event the Company fails to timely make any Amortization Payment, the Investor shall have the right to convert the entire unpaid Principal Amount and any accrued and unpaid interest thereon at a conversion price equal to the lower of (i) the Conversion Price or (ii) 80% of the lowest closing price in the ten trading days prior to such conversion (subject to a floor price of $0.10 per share).

The Note may not be converted and the Warrant may not be exercise, and shares of Common Stock may not be issued under the Note or the Warrant if, after giving effect to such conversion, exercise or issuance, as applicable, the Investor together with its affiliates would beneficially own in excess of 4.99% of the outstanding Common Stock. In addition to the beneficial ownership limitations in the Note and the Warrant, the sum of the number of shares of Common Stock that may be issued under the Purchase Agreement (including the Note and Warrant and Common Stock issued thereunder) is limited to 19.99% of the outstanding Common Stock (the “Exchange Cap”), unless stockholder approval (“Stockholder Approval”) is obtained by the Company to issue more than the Exchange Cap. If, at the time of any conversion of the Note or exercise of the Warrant, the Company is prohibited from issuing any shares in connection with such conversion or exercise due to the Exchange Cap (such shares, “Exchange Cap Shares”), the Company shall pay to the Investor a cash payment equal to the market price of the Common Stock at such time multiplied the number of Exchange Cap Shares. Such cash payment shall be in exchange for the cancellation of such portion of the Note or Warrant, as applicable.

Pursuant to the Purchase Agreement and subject to the terms thereof, for so long as the Note and the Warrant remain outstanding, the Investor shall have the right (the “Additional Investment Right”), exercisable at any time and from time to time commencing after the six-month anniversary of the Closing, to purchase up to an aggregate of $1,000,000 additional Notes and

Warrants (the “Additional Notes” and “Additional Warrants,” respectively). The Additional Notes and Additional Warrants shall have the same terms as the Note and Warrant, except that the conversion price of the Additional Notes and the exercise price of the Additional Warrants shall each be equal to 95% of the average of the five lowest daily trading prices of the Common Stock in the ten trading days prior to the date the Investor exercises its Additional Investment Right.

The Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for similar transactions.

The Note contains customary events of default. If an event of default occurs, the Company shall be obligated to pay in cash to the Investor an amount equal to 120% of the then-outstanding Principal Amount and any unpaid accrued interest thereon.

Additionally, the Warrant is exercisable immediately and will expire five years after the date of issuance and may be exercised on a cashless basis in the event of a fundamental transaction involving the Company or if the resale of the shares of Common Stock underlying the Warrant are not covered by an effective registration statement (or the prospectus contained therein is not available for use). The Exercise Price is subject to full ratchet antidilution protection, subject to certain price limitations required by Nasdaq rules and regulations and certain exceptions, upon any subsequent transaction at a price lower than the Exercise Price then in effect and standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

The gross proceeds to the Company from the Private Placement before expenses were $225,000. The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement with the Investor (the “Registration Rights Agreement”), requiring the Company to register the resale by the Investor of the Conversion Shares and the Warrant Shares. The number of shares required to be registered under such registration statement shall be the sum of (i) the number of Conversion Shares issuable upon conversion of the Note (assuming for these purposes that such Note is convertible at the Conversion Price without regard to any conversion limits therein) and (ii) the number of Warrant Shares issuable upon the exercise of the Warrant (without giving effect to any limitations on the exercise set forth therein). The Company has agreed to file the initial registration statement pursuant to the Registration Rights Agreement with the Securities and Exchange Commission (the “SEC”) within 45 days of the Closing, and to use its best efforts to cause such registration statement to be declared effective by the SEC by the earlier of: (i) 60 days after the filing of such registration statement or (ii) if the SEC notifies the Company that the SEC shall not “review” such registration statement, the fifth trading day following the date on which the Company is so notified. In the event of the closing of an Additional Investment Right and the issuance of Additional Notes or Additional Warrants, the Company has agreed to file any additional registration statements which may be required to register such underlying shares of Common Stock within 45 days following such closing, and to use its best efforts to cause such additional registration statement to be declared effective by the SEC within 45 days following such closing (or, if earlier, within five trading days of the Company’s receipt of notice by the SEC that the SEC shall not review such additional registration statement).

The offer and sale of the securities in the Private Placement was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. Such offer and sale was made only to “accredited investors” under Rule 501 of Regulation D promulgated under the Securities Act, and without any form of general solicitation and with full access to any information requested by such investors regarding the Company or the securities offered and issued in the Private Placement.

This report does not constitute an offer to sell or the solicitation of an offer to buy the securities in the described offering, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The foregoing descriptions of the Purchase Agreement, the Note, the Warrant and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events

On December 31, 2024, the Company entered into a Stock Repurchase Agreement with Gregory Poilasne, its Chief Executive Officer and member of the board of directors, pursuant to which Mr. Poilasne sold 1,680 shares of Common Stock back to the Company at price per share of $0.0001, for an aggregate purchase price of $0.168.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the Private Placement and matters described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the Private Placement and the transactions contemplated thereunder, including the anticipated benefits of the Private Placement and the use of proceeds therefrom, the expected timing of the transactions, and the timing and ability to obtain the Stockholder Approval. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
4.1†	Convertible Promissory Note, dated December 31, 2024.
4.2†	Common Stock Purchase Warrant, dated December 31, 2024.
10.1†*	Securities Purchase Agreement, dated December 31, 2024, between the Company and the Investor.
10.2†	Registration Rights Agreement, dated December 31, 2024, between the Company and the Investor.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
* Pursuant to Item 601(a)(5) of Regulation S-K, the exhibits and schedules to Exhibit 10.1 have been omitted from this report and will be furnished supplementally to the SEC upon request.
† Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2025

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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